CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

Schedule of investments (unaudited)	August 31, 2020

SECURITY	SHARES/ UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 98.2%
Crude/Refined Products Pipelines - 8.5%
BP Midstream Partners LP	636,095	$7,499,560
Shell Midstream Partners LP	286,790	2,979,748

Total Crude/Refined Products Pipelines		10,479,308

Diversified Energy Infrastructure - 25.7%
Energy Transfer LP	1,475,986	9,475,830
Enterprise Products Partners LP	775,611	13,619,729
Genesis Energy LP	534,610	2,860,164
Plains All American Pipeline LP	508,956	3,603,408
Plains GP Holdings LP, Class A Shares	312,365	2,283,388

Total Diversified Energy Infrastructure		31,842,519

Gathering/Processing - 24.3%
CNX Midstream Partners LP	358,000	3,440,380
DCP Midstream LP	427,538	5,416,906
Enable Midstream Partners LP	1,481,741	8,327,384
Noble Midstream Partners LP	496,361	4,447,395
Rattler Midstream LP	295,000	2,469,150
Western Midstream Partners LP	669,266	6,070,243

Total Gathering/Processing		30,171,458

Global Infrastructure - 1.1%
Brookfield Infrastructure Partners LP	32,180	1,401,439

Liquids Transportation & Storage - 23.2%
Delek Logistics Partners LP	269,688	8,894,310
Holly Energy Partners LP	97,340	1,390,989
Magellan Midstream Partners LP	240,130	9,127,341
NuStar Energy LP	240,210	3,254,846
PBF Logistics LP	628,112	6,061,281

Total Liquids Transportation & Storage		28,728,767

Natural Gas Transportation & Storage - 4.9%
TC PipeLines LP	199,335	6,053,804

Oil/Refined Products - 8.0%
MPLX LP	543,829	9,935,756

Propane - 2.5%
Suburban Propane Partners LP	247,767	3,159,029

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $201,645,559)		121,772,080

See Notes to Schedule of Investments.

ClearBridge MLP and Midstream Total Return Fund Inc. 2020 Quarterly Report	1

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2020

SECURITY		SHARES	VALUE
COMMON STOCKS - 36.6%
ENERGY - 36.6%
Oil, Gas & Consumable Fuels - 36.6%
Antero Midstream Corp.		942,032	$6,377,557
Enbridge Inc.		209,085	6,694,902
Equitrans Midstream Corp.		277,205	2,849,667
Kinder Morgan Inc.		450,600	6,227,292
ONEOK Inc.		213,971	5,879,923
Targa Resources Corp.		515,670	8,771,547
Williams Cos. Inc.		409,727	8,505,932

TOTAL COMMON STOCKS (Cost - $52,769,985)			45,306,820

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $254,415,544)			167,078,900

	RATE
SHORT-TERM INVESTMENTS - 5.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $6,415,137)	0.006%	6,415,137	6,415,137

TOTAL INVESTMENTS* - 140.0% (Cost - $260,830,681)			173,494,037
Mandatory Redeemable Preferred Stock, at Liquidation Value - (8.9)%			(11,000,000)
Liabilities in Excess of Other Assets - (31.1)%			(38,512,267)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$123,981,770

*	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	ClearBridge MLP and Midstream Total Return Fund Inc. 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge MLP and Midstream Total Return Fund Inc. (the “Fund”) was incorporated in Maryland on April 10, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective. On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

Under normal market conditions the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. Energy entities are engaged in the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds,

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Notes to Schedule of Investments (unaudited) (continued)

credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

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Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$121,772,080	—	—	$121,772,080
Common Stocks	45,306,820	—	—	45,306,820

Total Long-Term Investments	167,078,900	—	—	167,078,900

Short-Term Investments†	6,415,137	—	—	6,415,137

Total Investments	$173,494,037	—	—	$173,494,037

†	See Schedule of Investments for additional detailed categorizations.

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